UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GW PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note: In connection with the solicitation of proxies with respect to the proposals set forth in the definitive proxy statement of GW Pharmaceuticals plc (“GW”) dated March 15, 2021, the following telephone solicitation script was prepared for use by GW’s proxy solicitor, D.F. King, beginning on or around March 23, 2021.

Recommended Acquisition of GW Pharmaceuticals plc by a wholly-owned subsidiary of Jazz Pharmaceuticals Public Limited Company to be effected by a means of a Scheme of Arrangement | Retail Outbound Script

DO NOT DEVIATE FROM THE SCRIPT OR OFFER ANY PERSONAL COMMENTS

Telephone agents must not provide any financial, legal or tax advice to shareholders. Information shall only be provided in strict accordance to the Script and Q&A that have been reviewed and approved by the Client, its financial, and legal and other advisors.

Outbound Campaign Guidelines

•	All calls are recorded

•	A written record of each call is maintained

•	All telephone agents adhere to the approved Script and Q&A

•	All shareholders’ questions that are not covered in the Q&A are recorded

•	Shareholders’ anecdotal comments are recorded

•	If a shareholder does not wish to continue with the conversation at any stage, agents thank them for their time and terminate the call

•	Calls are only made between 9 a.m. and 8 p.m. Monday to Friday, excluding English and Welsh public holidays

•	No calls are made to a place of work

•	No attempt is made to obtain information from or communicate (other than leaving a message) with any members of the shareholder’s household

•	Only one message is left for any one shareholder

•	Contact is only made to shareholders with valid UK telephone numbers

•	No calls are made to ex-directory numbers

2

Good morning/afternoon. Can I please speak to Mr/Mrs ***?

Yes	No (he/she is unavailable)
Do you know when would be a good time to call back? [make a note of time and close politely]

My name is [associate’s name] and I’m calling from D.F. King on behalf of GW Pharmaceuticals plc (“GW Pharmaceuticals”) regarding the proposed acquisition of GW Pharmaceuticals by a wholly-owned subsidiary of Jazz Pharmaceuticals Public Limited Company (“Jazz Pharmaceuticals”) by means of a court-sanctioned scheme of arrangement. Is this a convenient time to speak? [arrange to call at a different time if the shareholder requests]

Firstly, I would like to inform you that this call will be recorded and retained by DF King until the GW Pharmaceuticals Shareholder Meetings, which will be held on 23 April 2021, for compliance purposes. The GW Pharmaceuticals Shareholder Meetings will consist of (1) a Court Meeting to consider and vote on the Scheme of Arrangement, which is convened with the permission of the High Court of England and Wales, and which will be immediately followed by (2) a General Meeting of the GW Pharmaceuticals shareholders. Additionally, any information you may provide in this call may be shared with GW Pharmaceuticals, however your personal identity will not be shared by us and will be kept confidential by DF King.

If you are you happy to consent to this, and to continue to talk to me, are you able to confirm that you are a GW Pharmaceuticals shareholder?

No (I am not a shareholder)
[Thank the contact for their time and politely close]

Yes (I am a shareholder)

You should have recently received a set of documents including the GW Pharmaceuticals proxy statement dated 15 March 2021, which includes a letter from the Chairman and the Chief Executive Officer of GW Pharmaceuticals, the Forms of Proxy allowing you to participate in the Court Meeting and the General Meeting to be held on the 23 April 2021, and a Form of Currency Election.

Could you please confirm that you have received these documents?

Yes	No
If you have not received these documents or have any other queries, please contact Link Group on +44 371 664 0321. Calls are charged at the standard geographic rate and will vary by provider. Please provide them with your name and address and request for the relevant document to be posted to you.

If the shareholder is interested in further information regarding the background of the Transaction, refer to the Q&A document to answer any queries.

You should be aware that, as described further in the proxy statement, on 3 February 2021, GW Pharmaceuticals entered into a Transaction Agreement with Jazz Pharmaceuticals.

3

The Transaction is conditional on, among other things, GW Pharmaceuticals shareholders approving the Scheme of
Arrangement at the Court Meeting and, at the General Meeting, approving the resolution to (i) authorize the GW board of directors to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the GW Articles of Association.

Under the terms of the Transaction, for each GW Pharmaceuticals ordinary share, GW Pharmaceuticals shareholders will be entitled to receive: $16.66 2⁄3 in cash plus an amount of Jazz Pharmaceuticals ordinary shares equal to the exchange ratio, further details of which are set out in the proxy statement.

The GW Pharmaceuticals board of directors considers the terms of the Transaction to be in the best interests of GW
Pharmaceuticals and its shareholders taken as a whole. Accordingly, the GW Pharmaceuticals board of directors unanimously recommends that GW Pharmaceuticals shareholders vote:

“FOR” the approval of the Scheme of Arrangement at the Court Meeting; and

“FOR” the approval of both of the resolutions at the General Meeting.

If you are unsure of which action to take, please consult an independent financial advisor.

It is possible to receive the cash in pounds. A currency conversion facility is being made available to registered holders of
GW ordinary shares pursuant to which they will be able to elect receive the cash consideration in British pounds at the average market exchange rate in accordance with the terms and conditions set out in the proxy statement.

Thank you for your time. [politely close and refer the shareholder to the inbound helpline listed on the Proxy Statement in case of any future queries]

Have you had a chance to review the proxy statement?

Yes	No
You should be aware that, as described further in the proxy statement, on 3 February 2021, GW Pharmaceuticals entered into a Transaction Agreement with Jazz Pharmaceuticals.

The Transaction is conditional on, among other things, GW Pharmaceuticals shareholders approving the Scheme of
Arrangement at the Court Meeting and, at the General Meeting, approving the resolution to (i) authorize the GW board of directors to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the GW Articles of Association in order to facilitate the Transaction.

Under the terms of the Transaction Agreement, for each GW Pharmaceuticals ordinary share, GW Pharmaceuticals shareholders will be entitled to receive: $16.66 2⁄3 in cash plus an amount of Jazz Pharmaceuticals ordinary shares equal to the exchange ratio, further details of which are set out in the proxy statement.

The GW Pharmaceuticals board of directors considers the terms of the Transaction to be in the best interests of GW and its shareholders taken as a whole. Accordingly, the GW Pharmaceuticals board of directors unanimously recommends that GW
Pharmaceuticals shareholders vote:

•  “FOR” the approval of the Scheme of Arrangement at the Court Meeting; and

4

•  “FOR” the approval of both of the resolutions at the General Meeting.

If you are unsure of which action to take, please consult an independent financial advisor.

It is possible to receive the cash in pounds. A currency conversion facility is being made available to registered holders of GW ordinary shares pursuant to which they will be able to elect receive the cash consideration in British pounds at the average market exchange rate in accordance with the terms and conditions set out in the proxy statement.

You are under no obligation to answer but can I ask what action you intend to take in relation to the Court Meeting and General Meeting?

[Agents to take note of their response]

For further information please refer to the proxy statement, particularly the Letter from the Chairman and Chief Executive Officer and the section entitled “The Transaction—Recommendation of the GW Board; GW’s Reasons for the Transaction” on page 62, which sets out the rationale behind the GW Pharmaceuticals board of directors’ recommendation to support the Transaction. In the meantime, do you have any questions? Agent to refer to the Q&A for any questions, gather any relevant feedback and politely close.

Thank you for your time. [politely close]

Voicemail – only to be left on the last round of calls.

Good morning/afternoon, this is a call for [name of shareholder]. I am calling you on behalf of GW Pharmaceuticals plc, which is a company in which you hold shares. You should have received documents regarding the proposed acquisition of GW Pharmaceuticals by a wholly-owned subsidiary of Jazz Pharmaceuticals Public Limited Company, which will be effected by means of a court-sanctioned Scheme of Arrangement.

Please note that the GW Pharmaceuticals board of directors unanimously recommends that you vote in favour of the Scheme of Arrangement at the Court Meeting and in favour of both resolutions to be proposed at the General Meeting, which are to be held on the 23 April 2021.

Please refer to your documents for further details. If you have any questions, please call the shareholder helpline on +44 207 920 9700 between 9 a.m.-5:30 p.m. (London time) Monday to Friday.

Thank you.

5

Recommended Acquisition of GW Pharmaceuticals plc (“GW”) by a wholly-owned subsidiary of Jazz Pharmaceuticals Public Limited Company (“Jazz”) to be effected by a means of a Scheme of Arrangement | Questions & Answers

Summary of main topics

A.	General questions on the Transaction and structure

B.	Timetable and process

Guidance for Information Agents

•	Definitions for any capitalised terms in this document can be found in GW’s proxy statement dated 15 March 2021, which is available on the US Securities and Exchange Commission website: www.sec.gov.

•	D.F. King Information Agents are not to deviate from this document.

•	D.F. King Information Agents should politely decline to answer questions which fall outside the information given in this document.

Telephone agents must not provide any financial, legal or tax advice to shareholders. Information shall only be provided in strict accordance to the Script and Q&A that have been reviewed and approved by the Client’s financial advisors and legal counsel.

A.	General questions on the Transaction and structure

1.	What is happening? / What is the Scheme of Arrangement between GW and Jazz?

GW and Jazz announced on the 3rd of February 2021 that they had entered into a definitive agreement for Jazz Pharmaceuticals UK Holdings Limited, or “Bidco”, a wholly-owned subsidiary of Jazz, to acquire GW. The Transaction is to be effected by means of a scheme of arrangement under Part 26 of the Companies Act, the details for which you will find in the proxy statement.

The GW Shareholder Meetings will be held on 23 April 2021. The GW Shareholder Meetings will consist of (1) a Court Meeting to consider and vote on the Scheme of Arrangement, which is convened with the permission of the High Court of England and Wales, and which will be immediately followed by (2) a General Meeting of the GW shareholders.

The Transaction is conditional on, among other things, GW shareholders approving the Scheme of Arrangement at the Court Meeting and, at the General Meeting, approving the resolution to (i) authorize the GW board of directors to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the GW Articles of Association.

Under the terms of the agreement, holders of GW ordinary shares will be entitled to receive sixteen point six-six and two-thirds dollars ($16.66 2/3) for each GW ordinary share, plus an amount of Jazz ordinary shares determined by the exchange ratio [Agent to refer to Question 12].

2.	What is a Scheme of Arrangement?

A “scheme of arrangement” is a court-sanctioned arrangement between an English company (such as GW) and its shareholders under Part 26 of the Companies Act, which can be used as a transaction structure to effect an acquisition, takeover or other business combination.

A scheme of arrangement enables a buyer to acquire the entire issued share capital of a target company if the scheme of arrangement has been approved by the requisite majorities of the target company’s shareholders and the scheme of arrangement has been sanctioned by the Court.

3.	What are the Shareholder Meetings? / What am I being asked to vote on?

GW is holding two separate shareholder meetings in connection with the Transaction:

Court Meeting: In order for the Scheme of Arrangement to become effective, the Scheme of Arrangement must, among other requirements, be approved by the requisite majorities of Scheme Shareholders. This approval is to be obtained at the Court Meeting, which is convened with the permission of the High Court of England and Wales. The purpose of the Court Meeting is to allow the Court to ascertain whether Scheme Shareholders are in favour of the Scheme of Arrangement.

General Meeting: In addition to the approval of the Scheme of Arrangement at the Court Meeting, the following additional resolutions regarding the Transaction are proposed to be approved at the General Meeting:

•

The Scheme Implementation Proposal to (i) authorize the GW board of directors to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the GW Articles of Association in order to facilitate the Transaction; and

•

The Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements which approves, on an advisory, non-binding basis, the compensation that may be paid or become payable to GW’s named executive officers in connection with the Transaction.

4.	Why did I receive two forms of proxy? (ORD Holders)

Each registered holder of GW ordinary shares has been sent a blue form of proxy for use in respect of the Court Meeting and a yellow form of proxy for use in respect of the General Meeting. If you have not received two forms of proxy, please contact the registrar Link Group at +44 371 664 0321.

As an alternative to completing and returning the printed blue and yellow forms of proxy, proxies may be appointed electronically by logging on to www.signalshares.com and following the instructions therein, as further explained in the proxy statement.

5.	What is the required vote for each Proposal?

Court Meeting

The Scheme Proposal, to be proposed at the Court Meeting, must be approved by a simple majority in number of GW ordinary shareholders present and voting (and entitled to vote), either remotely or by proxy, representing at least 75% in value of the GW ordinary shares in respect of which a vote has been cast.

General Meeting

GW shareholders are also being asked to consider and approve the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting.

The Scheme Implementation Proposal will be proposed as a special resolution at the General Meeting, which means that the Scheme Implementation Proposal must be approved by at least 75% of the votes cast by GW ordinary shareholders present and voting (and entitled to vote), either remotely or by proxy.

The Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements will be proposed as an ordinary resolution at the General Meeting, which means that the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements must be approved by a simple majority of the votes cast by GW ordinary shareholders present and voting (and entitled to vote), either remotely or by proxy.

6.	Who is Jazz?

Jazz, a public limited company incorporated in the Republic of Ireland, is a global biopharmaceutical company dedicated to developing and commercializing life-changing medicines with a focus in neuroscience, including sleep and movement disorders, and in oncology, including hematologic malignancies and solid tumors.

For more information about Jazz, please visit Jazz’s Internet website at www.jazzpharma.com.

7.	Who is GW?

GW, a public limited company incorporated in England and Wales, is a global leader in discovering, developing, manufacturing and commercializing novel, regulatory approved therapeutics from its proprietary cannabinoid product platform to address a broad range of diseases.

For more information about GW, please visit GW’s Internet website at www.gwpharm.com.

8.	Who is Bidco?

Jazz Pharmaceuticals UK Holdings Limited, or “Bidco”, is a wholly-owned subsidiary of Jazz and was formed solely for the purpose of facilitating the Transaction. Bidco has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the Transaction.

For more information about Bidco, please refer to the proxy statement.

9.	What is the recommendation of the GW board of directors?

The Transaction has been unanimously approved by the boards of directors of both companies. The GW board of directors unanimously recommends that GW shareholders vote “FOR” the Scheme Proposal at the Court Meeting, “FOR” the Scheme Implementation Proposal at the General Meeting and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting.

Further information on the rationale for the transaction can be found in the proxy statement.

10.	Why did the GW board of directors consider the Transaction?

For a comprehensive explanation, please refer to the sections entitled “The Transaction—Background of the Transaction” and “The Transaction—Recommendation of the GW Board; GW’s Reasons for the Transaction” on pages 53 and 62, respectively, of the proxy statement.

11.	What are the conditions to complete the Transaction?

The Transaction is conditional on, among other things, GW shareholders approving the Scheme Proposal at the Court Meeting and the Scheme Implementation Proposal at the General Meeting. In order for the Transaction to proceed, it is therefore important that you vote at both the Court Meeting and the General Meeting. The GW board of directors unanimously recommends that you vote in favour of the resolutions at the Court Meeting and the General Meeting.

For the full set of conditions, please refer to the section entitled “The Transaction Agreement—Conditions to Complete the Transaction” on page 115 of the proxy statement.

12.	What is the exchange ratio?

The exchange ratio is used to determine the number of Jazz ordinary shares that GW shareholders will be entitled to receive for each GW ordinary share that they hold.

There are several determinants of the exchange ratio. For more information please refer to question “What is the Exchange Ratio?” in the section entitled “Questions and Answers about the Transaction and Shareholder Meetings” on page 2 of the proxy statement.

13.	Is it possible to receive the cash in pounds instead?

A currency conversion facility is being made available to registered holders of GW ordinary shares pursuant to which they will be able to elect to receive the cash consideration in British pounds at the average market exchange rate in accordance with the terms and conditions set out in the proxy statement.

If you hold GW ordinary shares in certificated form and wish to make a Currency Election to receive the cash consideration in British pounds, you must complete and sign the red Form of Election in accordance with the instructions printed thereon and return it to the Registrars at Link Group at:

Corporate Actions, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom.

If you wish to make a Currency Election to receive the cash consideration in British pounds, you must submit your election so as to be received as soon as possible and in any event not later than 2 p.m. (London time) on 21 April 2021.

For further information, please refer to the section entitled “Notes for Making Currency Elections” on page 165 of the proxy statement.

14.	What happens if I am eligible to receive a fraction of a Jazz ordinary share?

Holders of GW ordinary shares will not receive any fractional Jazz ordinary shares pursuant to the Transaction. Instead, fractional shares to which holders of GW ordinary shares would otherwise be entitled will be aggregated and sold in the market by the exchange agent, with the net proceeds of any such sale (after deduction of the expenses of the sale, including taxes) distributed in cash in due proportion to the fractional shares to which such shareholder would otherwise have been entitled, without interest and subject to any required tax withholding.

If you make a valid currency election to receive cash consideration in British pounds instead of US dollars, any cash in lieu of fractional Jazz ordinary shares will also be paid in British pounds.

For further information on this please refer to the sections entitled “The Transaction Agreement—Scheme Deliverables to GW Shareholders” and “The Transaction Agreement—Exchange of GW Ordinary Shares” on pages 97 and 99, respectively, of the proxy statement.

15.	How do I vote my shares prior to the Shareholder Meetings? / When is the vote deadline?

To vote, please complete and sign both the blue form of proxy for the Court Meeting and the yellow form of proxy for the GW General Meeting and send them to GW’s Registrar, Link Group, so as to be received as soon as possible and in any event not later than 2 p.m. (London time) on 21 April 2021 for the blue form and 2:15 p.m (London time) on 21 April 2021 for the yellow form.

[Address if needed - Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL]

If you have not received two forms of proxy, please contact Link Group at +44 (0) 371 664 0321.

As an alternative to completing and returning the printed blue and yellow forms of proxy, proxies may be appointed electronically by logging on to the following website: www.signalshares.com and following the instructions there.

16.	What is the voting record time? / How many shares am I allowed to vote?

The number of votes which may be cast will be determined by reference to the register of members of GW at the “Voting Record Time”, which is 6:00 p.m. (London time) on 21 April 2021 or, if the Court Meeting or the General Meeting is adjourned, 6:00 p.m. (London time) on the date which is two business days before the date fixed for the adjourned meeting.

17.	I have not received Forms of Proxy / Form of Election, how do I obtain copies?

Please contact and notify the registrar, Link Group on +44 (0) 371 664 0321.

18.	How do I contact the Shareholder Helpline?

If you have any questions about the proxy statement, the Court Meeting or the General Meeting or how to complete the Forms of Proxy, please call Link Group on +44 (0) 371 664 0321.

Calls are charged at the standard geographic rate and will vary by provider. Calls from outside the UK will be charged at the applicable international rate. Link Group is open from 9.00 a.m. to 5.30 p.m. (London time), Monday to Friday, excluding public holidays in England and Wales. Please note that Link Group cannot provide any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes.

19.	How should I vote?

Unfortunately, we are not able to provide any personal opinions and if in doubt you should consult your financial advisor or other advisors.

The Transaction has been unanimously approved by the boards of directors of both companies.

Further information on the rationale for the Transaction can be found in the proxy statement.

20.	What is your level of confidence on the success of the Transaction?

Unfortunately, we are not able to provide any personal opinions.

21.	When and where are the Court Meeting and the General Meeting?

The Court Meeting will be held at Kingsgate House, Newbury Road, Andover SP10 4DU, United Kingdom on 23 April 2021 at 2 p.m. (London time), but you will not be permitted to attend in person. The General Meeting will be held in the same location straight afterwards at 2:15 p.m.

[lead on to next question]

22.	Can I attend the meetings virtually?

Shareholders will be given the opportunity to remotely attend, submit questions and vote at the Court Meeting and the General Meeting via a virtual meeting platform provided by Lumi AGM UK Limited.

Shareholders can access the Virtual Meeting Platform using a web browser, on a PC, smartphone device or tablet. To remotely attend, submit questions and/or vote using this method, please go to https://web.lumiagm.com.

Once you have accessed https://web.lumiagm.com from your web browser, or downloaded the App, you will be asked to enter the Lumi Meeting ID which is 128-194-986. You will then be prompted to enter your unique Investor Code (“IVC”) and PIN. These can be found printed on the Attendance Card attached to the Forms of Proxy. (Q17 if they do not have the forms)

Once you have logged in to the Virtual Meeting Platform, you will also have the option to access a Zoom link which will enable you to be seen and heard through an audio visual link if you would prefer to do so.

B.	Timetable and process

23.	What is the expected timetable of the Transaction?

An indicative timetable which sets out expected dates for the implementation of the Scheme can be found in the section entitled “Expected Timetable of Principal Events” in the proxy statement. Subject to the satisfaction or waiver of applicable closing conditions, GW and Jazz expect that the Transaction will be completed in the second quarter of 2021. However, it is possible that factors outside of the control of both companies could result in the Transaction being completed at a different time, or not at all.

The BLUE form of proxy for the Court Meeting should be returned to the registrar by 2 p.m (London time) on 21 April 2021.

The YELLOW form of proxy for the General Meeting should be returned to the registrar by 2:15 p.m. on 21 April 2021.

The Court Meeting and the General Meeting will be held on 23 April 2021 at 2 p.m. and 2:15 p.m., respectively.

24.	What will happen to my shares if I do not vote or abstain from voting?

If the Scheme of Arrangement becomes effective it will be binding on all holders of Scheme Shares irrespective of whether or not they attended or voted at the Court Meeting or the General Meeting (and irrespective of whether or not they voted in favour of the resolutions at such meetings).

For further information, please refer to the question “What happens if I do not vote or abstain from voting?” in the section entitled “Questions and Answers about the Transaction and Shareholder Meetings” on page 1 of the proxy statement.

25.	Where can I find more information on the Transaction?

The proxy statement is published on the US Securities and Exchange Commission website at www.sec.gov and is also available for download at www.gwpharm.com/acquisition-by-jazz-pharmaceuticals.

26.	Why should I vote?

If you are in any doubt as to the action you should take, you are recommended to seek your own independent advice as soon as possible from your stockbroker, bank, solicitor, accountant, fund manager or other appropriate independent professional adviser.

27.	Who are you?

D.F. King has been mandated by GW as its information agent and is assisting GW in connection with the Transaction, answering any shareholder questions and reverting back to GW should there be any issues that need to be escalated.

28.	How did you get my telephone number?

As you hold your GW ordinary shares directly, we received your information from GW’s Register of Members. We then reconciled this information with publicly available telephone records.

29.	Why are you calling me?

We are calling shareholders on behalf of GW in order to assist them in connection with the Transaction.

The purpose of the call is to:

•	ensure you have received all the relevant information;

•	ensure you are aware of what is happening and the important dates; and

•	assist you with any questions you may have in relation to the Transaction.

30.	Other questions related to share certificates or proxy forms

If shareholders ask specific questions in relation to their share certificates or Proxy Forms, they must be transferred to the helpline operated by Link Group (+44 (0) 371 664 0321). Below are example questions:

•	How many shares do I hold?

•	I have changed my name/address; can you update my records?

•	I have lost my share certificates, how can I obtain a copy?

•	How do I register my Power of Attorney?

•	Can you send me another copy of the Scheme Document/Shareholder Guide/Proxy Forms/Form of Elections?

•	Can you confirm the receipt of my Proxy Forms/Form of Election?

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding GW and Jazz including, but not limited to, statements related to the proposed acquisition of GW and the anticipated timing for the completion thereof; statements regarding the expectations and beliefs of the board of directors of GW, GW management, the board of directors of Jazz or Jazz management and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond GW’s or Jazz’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with GW’s and Jazz’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including: risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the acquisition; risks related to diverting the attention of GW and Jazz management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the acquisition, including resulting expense or delay; the risk that GW’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW’s or the combined company’s dependence on the successful commercialization of Epidiolex or Epidyolex (the trade name for Epidiolex in Europe) and the uncertain market potential of Epidiolex/Epidyolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW or Jazz may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW or the combined company may be unable to obtain regulatory approvals of any product candidates, including nabiximols and Epidiolex/Epidyolex for additional indications, in a timely manner or at all; disruption from the acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees, distributors, suppliers or other third parties; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz ordinary shares, GW American depositary shares or GW ordinary shares; the possibility that, if Jazz does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz ordinary shares could decline; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting GW and Jazz, including those described from time to time under the caption “Risk Factors” and elsewhere in GW’s and Jazz’s U.S. Securities and Exchange Commission (the “SEC”) filings and reports, including GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s definitive proxy statement filed with the SEC on March 15, 2021 and future filings and reports by either company. In addition, while GW and Jazz expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which GW or Jazz are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers of this communication are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by GW or Jazz on their respective websites or otherwise. Except as otherwise required by law, neither GW nor Jazz undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

In connection with the acquisition, GW filed a definitive proxy statement with the SEC on March 15, 2021. Each of GW and Jazz may also file other relevant documents with the SEC regarding the acquisition. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH INCLUDES AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF GW IN ACCORDANCE WITH THE REQUIREMENTS OF THE UK COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION.

Investors and security holders may obtain free copies of the definitive proxy statement and other documents containing important information about GW, Jazz and the acquisition, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GW will be available free of charge on GW’s website at https://www.gwpharm.com. Copies of the documents filed with the SEC by Jazz will be available free of charge on Jazz’s website at https://www.jazzpharma.com.

Participants in the Solicitation

GW, Jazz, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from GW’s security holders in connection with the acquisition. Information about GW’s directors and executive officers is set forth in GW’s proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on April 7, 2020, and its Current Report on Form 8-K filed with the SEC on September 10, 2020 and subsequent statements of beneficial ownership on file with the SEC. Information about Jazz’s directors and executive officers is set forth in Jazz’s proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on June 12, 2020 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of GW’s security holders in connection with the acquisition, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement.

No Offer Or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Jazz securities delivered in the acquisition are anticipated to be delivered in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.